SALES ORDER
UTILITY TRAILER SALES OF KC, INC.
11 N. James Street    Kansas City, Ks 66118
(913) 321-6060


Purchaser     OTR Express, Inc.       Date                1/22/97
Address     804 N. Meadowbrook Dr.   Delivery       Per OTR Schedule
City        Olathe  State  KS  ZIP  66063  Customer P.O. # Per Marc H.
Telephone  (913) 829-1616            Factory order # CA-2281

Quantity (190)  Make 1997/8 Utility  	Model VS2DC  Size 53'x102-3/8"x13'6"
General specifications are as follows: Specifications are per OTR request dated 12/30/96

FIFTH WHEEL HEIGHT                     SIDE DOOR
KING PIN SETTING
SUPPORT LEG LOCATION                   FLOOR
CRANK LOCATION                         FORKLIFT REINFORCING
CROSSMEMBER                            FLOOR FILLERS
REAR SUBFRAME                          TURN-UP
DOCK BUMPER & STEPS                    INSULATION:	FRONT WALL
SUSPENSION                             ROOF       SIDE WALL
SUSP LOCATION                          FLOOR      REAR DOORS
SPRINGS                                FLOOR UNDERSKIN
AXLES                                  FRONT WALL LINING
BRAKES                                 SIDE WALL LINING
OIL SEALS                              ROOF LINING
HUBS                                   REAR DOOR LINING
DRUMS                                  WEARBAND
SLACK ADJUSTERS                        WIRING HARNESS
FRONT CORNER POST                      CLEARANCE LIGHTS
FRONT PANELS                           CLEARANCE LIGHT QTY
UNIT PREP                              S/T/T LIGHTS
SIDE PANELS                            TIRE CARRIER
SIDE POSTS                             MUD FLAPS
ROOF SKIN                              TIRES
ROOF BOWS                              WHEELS
REAR DOORS                             REFRIGERATION UNIT
REAR DOOR PANELS
DOOR HINGES/CROSSBRACES                WEIGHT W/O UNIT
LOCK RODS                              MISC. OTR Express,  Inc. To have an
REAR DOOR CASE                         option to purchase and additional (75)
RUBBER BUMPERS                         trailers at the end of the original
                                       schedule for the
                                       same price w/o trades.

You are hereby authorized to enter our order on your books for the above specified equipment and/or labor for which we agree to pay the sum of:

AMOUNT EACH  $20,570.00  TERMS: C.O.D.    DEPOSIT:  -0-
F.E.T.  Included         CONTRACT :Number months TBA	Down
payment   TBA
SALES TAX   ICC Exempt   Contract conditions:
TOTAL EACH  $20,570.00   TOTAL ORDER    $3,908,300.00
Trade-in allowance  $1,778,000.00  Make  Various  Serial # Per OTR Schedule

CONDITIONS OF SALES
The seller is not responsible for loss, damage or delays in transportation after shipment, nor for failure to supply any goods where prevented by strikes, fires or accidents or by
the demand exceeding the available supply or by any other
causes beyond its reasonable control. In case the purchaser refuses to receive and pay for said goods in full as provided, the seller may retain as liquidated damages all
money or goods paid on account of said goods herein
furnished.  If a tax is imposed by a State or Federal
Government because of the sale of the specified articles an
amount equal to such tax will be added to the above price
and paid by the purchaser to the vendor.
This order is subject to a change in price which may be
effective at the time of delivery.  The future labor and
material costs may make it necessary for us to modify this
price at the date of delivery.
Order taken by /s/ Jeff Janssen  Price OK Signed OTR Express, Inc.
                                          By: /s/ William P. Ward,
                                          Pres.
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